The PNC Financial Services Group, Inc. Barclays Capital Global Financial Services Conference September 14, 2010 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form
10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings (accessible on the
SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as the acceleration of accretion of the remaining issuance discount on our TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), and integration costs in the 2010 and 2009 periods.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-
provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

Today’s Discussion
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
The financial services industry continues to be challenged
PNC is well-positioned to navigate these challenges and
achieve even greater shareholder value
- Demonstrated execution
- Growing and deepening customer relationships
- Investing to grow; disciplined expense management
- A strong and high quality capital position

0
50
100
150
200
250
300
350
Delivering Long-Term Value
Total shareholder return
PNC Bank Index
¹
S&P 500
PNC  +192%
Bank Index
¹
+86%
S&P +124%
1995 1997 1999 2001 2003 2005 2007 2009 Sept 2010
Demonstrated
Execution
(1) SNL Bank and Thrift Index.

WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
WV
VA
KY
MO
NY
MA
CT
NJ
DE
DC
MD
NC
TN
SC
GA
AR
LA
FL

PNC

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
One of the nation’s largest mortgage
platforms
PNC’s Strong Franchise
8
th
$262 billion Assets
U.S. Rank
¹
June 30, 2010
6,539
2,458
$179 billion
5
th
ATMs
5
th
Branches
6
th
Deposits
(1) Rankings source: SNL DataSource; Headquartered in U.S.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide
Demonstrated
Execution

PNC’s Higher Quality Balance Sheet
(1) December 31, 2008 is the closing date of our acquisition of National City. (2) Proforma ratio reflects the estimated impact of the sale of PNC
Global Investment Servicing, which closed on July 1, 2010. Further information is provided in the Appendix.
Core funded - loans to
deposits ratio of 86%
Appropriately reserved
Improved quality and pricing
of deposit base
Asset sensitive – duration of
equity negative 3.0 years
Higher quality capital
- Proforma Tier 1 common
ratio of 9.0%
²
Balance sheet positioning
$291
17
8
21
52
193
24
58
$111
$291
73
175
$43
Dec. 31,
2008
¹
(7)  14 Other
(7)   1 Preferred equity
($29) $262 Total liabilities and equity
(12) 40 Borrowed funds
(14) 10 Other time/savings
(14) 179 Total deposits
11   28 Common equity
(15) 43 Retail CDs
$15 $126 Transaction deposits
(19) 54 Other assets
(21) 154 Loans
($29) $262 Total assets
$54
June 30,
2010
$11
Change
Investment securities
(billions)
Demonstrated
Execution

1H10 net interest margin
Peer source: SNL DataSource. (1) Net interest margin less (provision/average interest earning assets).
7.10%
4.29%
4.28%
3.98%
3.88%
3.78%
3.57%
3.30%
3.21%
3.16%
3.16%
2.84%
2.80%
COF
PNC
WFC
BBT
USB
MTB
FITB
STI
CMA
JPM
KEY
BAC
RF
1H10 risk adjusted net interest margin
¹
4.63%
3.15%
2.90%
2.54%
2.20%
2.06%
1.93%
1.91%
1.74%
1.55%
1.14%
1.00%
0.46%
COF
MTB
PNC
WFC
BBT
CMA
JPM
USB
FITB
KEY
STI
BAC
RF
Demonstrated
Execution
A Focus on Risk Adjusted Returns

PNC’s Credit Quality Continued to Stabilize
$3.0
$4.2
$5.1
$5.7
$5.8
$5.1
$2.0
$1.8
$1.0
$2.2
$2.5
$1.8
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Quarter end nonperforming loans
1,2
Loans transferred to nonperforming
status during the quarter
Accruing loans past due
1,3
Nonperforming loans
$2.1
$2.2
$2.4
$2.4
$2.5
$1.9
$0.5
$1.0
$0.9
$0.9
$0.8
$0.6
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
30-89 Days
90 Days +
Demonstrated
Execution
(1) Loans acquired from National City that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (2) Does not include loans held for sale or foreclosed and other assets. (3) Excludes loans that are government insured/guaranteed, primarily residential mortgages.

(billions)
Noninterest income 37%
Net interest income 63%

PNC

Driven by well-diversified streams
Pretax Pre-Provision Earnings ¹ More Than
Doubled Credit Costs
$7.7
$4.1
$3.6
$1.6
1H10 income statement summary 1H10 noninterest income mix
(1) Total revenue less noninterest expense. Further information is provided in the Appendix.
Asset
management
$502
Consumer
services
$611
Corporate
services
$529
Residential
mortgage
$326
Deposit
service
charges
$409
18%
21%
14%
18%
12%
Other
$484
17%
Categories in millions
Total
revenue
Noninterest
expense
Pretax
pre-
provision
earnings
¹
Provision
$1.5
Net
income
$2.9
billion
2.3x
Demonstrated
Execution

1H10 sales up 11% vs. 1H09
92% of markets exceeded 1H10 goal
1H10 sales up 11% vs. 1H09
2Q10 sales up 15% linked quarter
70% of markets exceeded 1H10 goal
Sales Momentum Across the Franchise
Corporate
Banking
Wealth
Management
Institutional
Investments
Commercial
Banking
Sales contribution by region
1H10 annualized
Products
Eastern
markets
60%
Western
markets
40%
PNC Has Significant Sales Momentum Across the Franchise PNC Has Significant Sales Momentum Across the Franchise
Following the Successful Conversion. Following the Successful Conversion.
Growing
and
Deepening
Relationships
1H10 franchise sales up 11% vs. 1H09

Executing on C&IB Cross Sell Opportunities
1H09 1H10
Treasury Management
$560
$600
Revenue
¹
Sales at 120% of
1H10 cross-sell goal
1H09 1H10
Capital Markets
$191
$292
Revenue
¹
(1) Consolidated PNC amounts.
Sales at 125% of
1H10 cross-sell goal
PNC Has a Demonstrated Ability to Cross-Sell a Full Set of C&IB
Products and Services.
Growing
and
Deepening
Relationships

Growing and Deepening Retail Relationships
Checking relationships per branch
Active Online Bill Pay customers
Numbers at period end. (1) Excludes relationships impacted by required divestitures.
PNC Is Recognized for the Ability to Grow and Deepen Retail PNC Is Recognized for the Ability to Grow and Deepen Retail
Relationships. Relationships.
1,963
1,973
2,006
2,046
2,057
2Q09 3Q09 4Q09 1Q10 2Q10
726
753
780
826
870
2Q09 3Q09 4Q09 1Q10 2Q10
2Q10 average
transaction deposits up
$4.8 billion from 2Q09
¹
Net new checking
relationships +59,000
year over year
¹
Customer retention in
converted markets
stronger than expected
Branch banking
employee engagement
at all time high across
the franchise
Retail highlights
+5% year over year +20% year over year
¹
Growing
and
Deepening
Relationships
¹

Driving Wealth Management Referrals
Referrals to Wealth Management
PNC Is Successfully Applying the Cross Referral Process Across the
Entire Footprint.
Strong Eastern market referrals
(as a % of goal)
99%
103%
213%
206%
1Q10
2Q10
1Q10
2Q10
From Retail From C&IB
Improved Western market referrals
(as a % of goal)
37%
95%
112%
389%
1Q10 2Q10
1Q10 2Q10
From Retail From C&IB
Growing
and
Deepening
Relationships

Changes in the Payments Space
132
139
146
32
26
21
23
33
51
2005 2008 2013
Projected
31
45
65
37
49
66
2005 2008 2013
Projected
Sources:  Online Banking Report; McKinsey & Company
Mainstreaming of online payments Paper decline continues
Debit card Checks
Cash
Online banking only
Online bill-pay
U.S. Households (millions)
Transactions (billions)
Investing
to Grow;
Disciplined
Expense
Management
+121%
(34%)
+11%

PNC - Investing to Grow
Building out PNC’s Virtual Wallet platform to reach a broader consumer base over time
Broadening PNC Healthcare Advantage with annual revenue
growth of 15%+ since 2004
Leveraging our deep product strengths such as credit card,
residential mortgage, commercial real estate
Investing in high growth potential markets, enhancing our
talent and delivering the PNC brand
PNC Is Committed to Investing in Our Businesses and in Our PNC Is Committed to Investing in Our Businesses and in Our
Customers to Deliver Even Greater Shareholder Value. Customers to Deliver Even Greater Shareholder Value.
Investing
to Grow;
Disciplined
Expense
Management

Initial Cost Save Objectives Exceeded –
Established New Target of $1.8 Billion
Highlights
Successfully captured $1.6 billion in
annualized acquisition-related cost
savings through 2Q10, well ahead of our
original target amount and schedule
Established a new goal of $1.8 billion in
annualized acquisition-related cost saves
by the end of 2010
Continued to successfully manage
expense base in 2Q10 while investing for
the future
$800
million
captured
in 2009
$800
million
captured
through
2Q10
PNC acquisition-related cost saves
annualized
2009
1H10
New goal
4Q10
$1.8 billion
$1.6 billion
Investing
to Grow;
Disciplined
Expense
Management

Well Positioned Capital Level and Structure
June 30, 2010 Tier 1 common ratio PNC highlights
6.2%
6.8%
7.2%
7.4%
7.5%
7.7%
7.9%
8.3%
8.9%
9.0%
9.6%
9.8%
8.0% 8.0%
MTB COF FITB USB WFC RF STI BAC KEY PNC BBT PNC JPM CMA
Improved quality of
capital
- Common as a % of Tier 1
capital
²
increased to
78%
¹
from 50% in 2Q09
Capital priorities
- Maintain strong capital
levels
- Support our clients
- Invest in our businesses
- Return capital to
shareholders when
appropriate
A Strong and
High Quality
Capital
Position
Ratios as of quarter end. Source: Company reports, MTB and COF are estimated. (1) Proforma ratio reflects the estimated impact of the sale of PNC Global Investment Servicing, which closed on July 1, 2010. Further information is provided in the Appendix. (2) Tier 1 risk-based capital ratio was 10.5% and Tier 1 common capital ratio was 5.3% as of 2Q09. Tier 1 risk-based capital ratio as of 2Q10 was 10.7%.

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
The operating environment for the financial
services industry remains challenging
PNC’s business model and execution have
delivered differentiated results throughout this
cycle
PNC is well positioned to navigate the future
challenges and achieve even greater shareholder
value

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,”
“goal” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-
looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets;
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o
A slowing or failure of the moderate economic recovery that began last year;
o
Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations;
o
Changes in levels of unemployment; and
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•We will be impacted by the extensive reforms enacted in the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Further, as much of that Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
•Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Our results depend on our ability to manage current elevated levels of impaired assets.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low in the second half of 2010 and our view that the moderate economic recovery that began last year will continue throughout the rest of 2010.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding.  These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies such as National City;
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o
Changes in accounting policies and principles;
o
Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o
Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Our expansion with our National City acquisition in geographic markets and into business operations in areas in which we did not have significant experience or presence prior to 2009 presents greater risks and uncertainties than were present for us in other recent acquisitions.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
We grow our business in part by acquiring from time to time other financial services companies.  Acquisitions present us with risks in addition to those presented by the nature of the business acquired.  These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.
Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.
As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  Regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to
PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Impact of Sale of PNC Global Investment Servicing
1
1.1 Net intangible assets
1.3 Goodwill and other intangible assets
Elimination of net intangible assets:
Less:
(1.7) Book equity / intercompany debt
(billions)
$1.4
(0.2)
0.3
(0.3)
0.6
$2.3
Estimated PNC tangible capital improvement
Eligible deferred income taxes on goodwill
and other intangible assets
After-tax gain
Income taxes
Pretax gain
Sales price
Estimated gain and capital enhancement
Appendix
(1) The transaction closed on July 1, 2010.

Risk-Based Capital Ratios
9.7% 4.8%
Ratios as of December 31, 2008
²
1.4 1.4
Net impact of July 1, 2010 sale of GIS
¹
11.3% 9.0% Proforma ratios as of June 30, 2010
$24.7 $19.6 Proforma
10.7% 8.3% Ratios as of June 30, 2010
$18.2
Tier 1 common
$23.3 June 30, 2010 - Capital
Tier 1 risk-based $ in billions
Appendix
(1) The sale of PNC Global Investment Servicing (“GIS”) closed on July 1, 2010. We believe that the disclosure of these ratios reflecting the impact of the sale of GIS provides additional meaningful information regarding the risk-based capital ratios at that date and the impact of this event on these ratios. (2) December 31, 2008 is the closing date of our acquisition of National City.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $803 $786 $1.47
Adjustments:
Integration costs $100 ($35) 65 65 .13
Net income and diluted EPS, as adjusted $868 $851 $1.60
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
¹
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $671 $333 $.66
Adjustments:
Integration costs $113 ($40) 73 73 .15
250 .50
Net income and diluted EPS, as adjusted $744 $656 $1.31
In millions except per share data
Adjustments,
pretax
Income taxes
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $207 $65 $.14
Adjustments:
Integration costs $125 ($34) 91 91 .20
Net income and diluted EPS, as adjusted
$298 $156 $.34
For the three months ended June 30, 2009
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments.
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the TARP preferred stock in February 2010.
For the three months ended March 31, 2010
For the three months ended June 30, 2010
(benefit)
¹
(benefit)
¹
TARP preferred stock accelerated discount accretion
²
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
¹
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $1,474 $1,119 $2.15
Adjustments:
Integration costs $213 ($75) 138 138 .27
TARP preferred stock accelerated discount accretion
²
250 .49
Net income and diluted EPS, as adjusted $1,612 $1,507 $2.91
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
¹
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $737 $525 $1.16
Adjustments:
Integration costs $177 ($52) 125 125 .28
Net income and diluted EPS, as adjusted $862 $650 $1.44
For the six months ended June 30, 2009
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments.
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the TARP preferred stock in February 2010.
For the six months ended June 30, 2010
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Non-GAAP to GAAP Reconcilement
Appendix
Three months ended Six months ended Three months ended
June 30, 2010 March 31, 2010 June 30, 2010 June 30, 2009
In millions except ratio and per share data
Total revenue $3,912 $3,763 $7,675 $3,803
Noninterest expense 2,002                             2,113                      4,115                      2,492
Pretax pre-provision earnings $1,910 $1,650 $3,560 $1,311
Provision $823 $751 $1,574 $1,087
Excess of pretax pre-provision earnings over provision $1,087 $899 $1,986 $224
Pretax pre-provision earnings/provision 2.32                              2.20                        2.26                        1.21
Average common shares outstanding 527                               500                         514                         453
Pretax pre-provision earnings/avg common shares $3.62 $3.30 $6.93 $2.89
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
¹
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $1,107 $1,011 $2.17
Adjustments:
Gain on BlackRock/BGI transaction ($1,076) $389 (687) (687) (1.49)
Integration costs 155 (54) 101 101 .22
Net income and diluted EPS, as adjusted $521 $425 $.90
For the three months ended December 31, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35%.  The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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